    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 1998

                                                      REGISTRATION NO. 33-81512
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 6
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             ARCADIA FINANCIAL LTD.

             (Exact name of registrant as specified in its charter)

          MINNESOTA                      6146                41-1664848
(State or other jurisdiction       (Primary standard      (I.R.S. Employer
     of incorporation or              industrial           Identification
        organization)             classification code           No.)
                                        number)

                          7825 WASHINGTON AVENUE SOUTH
                       MINNEAPOLIS, MINNESOTA 55439-2435
                                 (612) 942-9880

              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                           --------------------------

                               JAMES D. ATKINSON
                             ARCADIA FINANCIAL LTD.
                          7825 WASHINGTON AVENUE SOUTH
                       MINNEAPOLIS, MINNESOTA 55439-2435
                                 (612) 942-9880

           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                           --------------------------

                                    COPY TO:

                             William B. Payne, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                             Minneapolis, MN 55402
                                 (612) 340-2600
                           --------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering: / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     TERMINATION OF REGISTRATION STATEMENT

     Arcadia Financial Ltd., a Minnesota corporation (the "Company"), registered the public offer and sale from time to time of an aggregate of $50,000,000 principal amount of its 30, 60, 90 and 180-Day and One-Year Subordinated Extendible Notes and One, Two, Three, Four, Five and Ten-Year Subordinated Fixed-Term Notes (the "Notes") pursuant to Registration Statement No. 33-81512, filed with the Securities and Exchange Commission on July 12, 1994, and amended on September 12, 1994, September 19, 1994, October 4, 1994, May 4, 1995, March 29, 1996, August 3, 1998 and August 14, 1998. As
of August 24, 1998, the Company had issued and sold an aggregate of $50,000,000 principal amount of the Notes. Accordingly, Registration Statement No. 33-81512 is hereby terminated.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 6 to Registration Statement on Form S-3 to be signed on its behalf of the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on October 1, 1998.

                                ARCADIA FINANCIAL LTD.

                                By           /s/ RICHARD A. GREENAWALT
                                     -----------------------------------------
                                               Richard A. Greenawalt
                                       CHIEF EXECUTIVE OFFICER AND PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to Registration Statement has been signed by the following persons in the capacities indicated.

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  -------------------------------------  ------------------

              /s/ RICHARD A. GREENAWALT                 Chief Executive Officer,
     -------------------------------------------          President and Director               October 1, 1998
                Richard A. Greenawalt                     (Principal Executive Officer)

                  /s/ JOHN A. WITHAM                    Executive Vice President and Chief
     -------------------------------------------          Financial Officer                    October 1, 1998
                    John A. Witham                        (Principal Financial Officer)

                                                        Senior Vice President, Corporate
                /s/ BRIAN S. ANDERSON                     Controller and Assistant
     -------------------------------------------          Secretary (Principal Accounting      October 1, 1998
                  Brian S. Anderson                       Officer)

                 /s/ WARREN KANTOR
     -------------------------------------------        Chairman of the Board and Director     October 1, 1998
                    Warren Kantor

                /s/ SCOTT H. ANDERSON
     -------------------------------------------        Director                               October 1, 1998
                  Scott H. Anderson

                 /s/ ROBERT J. CRESCI
     -------------------------------------------        Director                               October 1, 1998
                  Robert J. Cresci

                 /s/ JAMES L. DAVIS
     -------------------------------------------        Director                               October 1, 1998
                   James L. Davis

               /s/ ROBERT A. MARSHALL
     -------------------------------------------        Director                               October 1, 1998
                 Robert A. Marshall

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